UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  January 12, 2011

NIC INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-26621 (Commission File Number)	52-2077581 (I.R.S. Employer Identification No.)

25501 West Valley Parkway, Suite 300
Olathe, Kansas 66061
(Address of principal executive offices, including zip code)

(877) 234-3468
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁭ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁭ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁭ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁭ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

NIC Inc. ("NIC" or the "Company") and its Chairman of the Board and Chief Executive Officer, Harry H. Herington, have reached a settlement with the Securities and Exchange Commission (SEC) resolving the previously disclosed SEC investigation relating to the reimbursement and disclosure of expenses to Jeffery S. Fraser, the Company's former Chairman of the Board and Chief Executive Officer.  NIC and Mr. Herington have agreed to the settlement without admitting or denying the allegations in the SEC complaint.  The settlements are subject to approval by the U.S. District Court for the District of Kansas.

Under the terms of the settlement, NIC will pay a civil monetary penalty of $500,000 and Mr. Herington will personally pay a civil monetary penalty of $200,000.  The Company and Mr. Herington have consented to a permanent injunction against future violations of certain provisions of the federal securities laws and SEC rules which are set forth in the Consent and a form of Final Judgment, each of which is filed as an exhibit to this Current Report on Form 8-K and incorporated by reference into this Item 8.01.  The Company has also agreed to retain an independent consultant to review and advise on any need for improvement in NIC's policies, procedures, controls and training related to payment of expenses, handling of whistleblower complaints, and disclosure of perquisites and related party transactions.

Jeffery S. Fraser and NIC's former Chief Financial Officer, Eric J. Bur, have also agreed to settlements with the SEC.  The staff of the SEC has informed counsel for NIC's General Counsel and Chief Operating Officer, William F. Bradley, Jr., that they currently do not plan to recommend that the Commission commence an enforcement proceeding against him in connection with this matter.

NIC understands that Stephen M. Kovzan, NIC's Chief Financial Officer, was unable to reach a settlement with the SEC on terms that he felt were acceptable.  NIC further understands that the SEC has today filed a civil complaint against him in the U.S. District Court for the District of Kansas alleging violations of certain provisions of the federal securities laws detailed in that complaint relating to the reporting and disclosure of expenses by Mr. Fraser.  Mr. Kovzan is represented by personal counsel and he has informed NIC, Inc. that, based on advice of his counsel, he intends to vigorously defend himself against those charges because he believes they are without merit.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

99.1         Consent of NIC Inc.

99.2	Form of Final Judgment as to NIC Inc., Jeffery S. Fraser, Harry H. Herington and Eric J. Bur.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIC Inc.

Date: January 12, 2011	/s/ William F. Bradley, Jr.
Chief Operating Officer
and General Counsel